UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report: October 4, 2006
Date of earliest event reported: September 30, 2006

PACEL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-29459	54-1712558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

7621 Little Ave. Suite 101, Charlotte, North Carolina	28226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (704) 643-0676

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets

Effective September 30, 2006, the registrant entered into a Stock Transfer Agreement with its majority-controlled subsidiary, The Resourcing Solutions Group, Inc. (“RSG”), pursuant to which the registrant assigned and transferred to RSG all of the stock held by the registrant in PiedmontHR, Inc; World-Wide Personnel Services of Maine, Inc.; and United Personnel Services, Inc.

In consideration of the stock transfer, RSG issued its non-negotiable promissory note to the registrant in the amount of $525,000.

The transfer of ownership of these companies is part of a plan of reorganization involving the various subsidiaries of the registrant.

Item 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description

10.1	Stock Transfer Agreement dated September 30, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacel Corporation

Dated: October 4, 2006	By:	/s/ Gary Musselman
President